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                                                                      Exhibit 32

                                  VERITEC INC.

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

      The undersigned, Van Tran, the Chief Executive Officer and Chief Financial Officer of Veritec Inc. (the "Company"), individually, has executed this Certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 2003 (the "Report").

      The undersigned hereby certifies that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      IN WITNESS WHEREOF, the undersigned has executed this Certification as of the 19th day of February, 2004.

                                        /s/ Van Tran
                                        -------------------------------------
                                        Van Tran
                                        Chief Executive Officer and
                                        Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.




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